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                                                                  Exhibit 24(a)

                               POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and/or directors whose signatures appear below hereby constitutes and appoints Alton E. Yother and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-8 relating to the proposed offering of shares of the common stock, par value $2.50 per share, of SouthTrust Corporation pursuant to the SouthTrust 401 (k) Plan, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

          Signature                     Title                   Date

/s/ Julian W. Banton                   Director          September 28, 2000
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      Julian W. Banton

                                       Director          September __, 2000
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    Allen J. Keesler, Jr.

/s/ Van L. Richey                      Director          September 28, 2000
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        Van L. Richey

                                       Director          September __, 2000
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       Carl F. Bailey

/s/ Rex J. Lysinger                    Director          September 28, 2000
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       Rex J. Lysinger

/s/ William C. Hulsey                  Director          September 20, 2000
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      William C. Hulsey

/s/ John M. Bradford                   Director          September 28, 2000
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      John M. Bradford

                                       Director          September __, 2000
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 Wm. Kendrick Upchurch, Jr.

/s/ H. Allen Franklin                  Director          September 28, 2000
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      H. Allen Franklin

/s/ William A. Coley                   Director          September 28, 2000
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      William A. Coley


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/s/ Donald M. James                   Director          September 26, 2000
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      Donald M. James


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